                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 1997 (Agreement dated February 28, 1997)

                        LEADING-EDGE EARTH PRODUCTS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



State of Oregon                   93-67656-S          93-10022429
-----------------------           ----------          -----------
(State of incorporation)          (Commission        (IRS Employer
                                  file number)       identification no.)


               319 Nickerson St. #186, Seattle, Washington 98109
               -------------------------------------------------
                  (Address of principal executive offices)

Registrant's telephone number, including area code:  800-788-3599 no change
------------------------------------------------------------
(Former name or former address, if changed since last report)

--------------------------------------------------------------------------

                                8-K INFORMATION

Technology License, Related Company Organizations, and Shareholder Operating Agreements between Grant Record, WLP, Agile Investment Corporation, and Agile Building Technology dated December 4, 1995 has been canceled and a new agreement between the parties dated February 28, 1997 was finalized on March 15, 1997. Subject Report is attached as an exhibit.

                                        LEADING-EDGE EARTH PRODUCTS, INC.
                                        ---------------------------------
                                        (Registrant)

Date:  March 24, 1997                   Grant C. Record, Secretary

                              TECHNOLOGY LICENSE,
                         RELATED COMPANY ORGANIZATIONS,
                                      AND
                        SHAREHOLDER OPERATING AGREEMENTS


THIS AGREEMENT is entered into as of February 28, 1997 by and between Leading-Edge Earth Products, Inc., ("LEEP") an Oregon business corporation with its principal office located at 319 Nickerson Street, Suite 186 Seattle, WA 98109. Grant Record ("Record") 416 River Ave., #302 Williamsport PA, 17701, Agile Building Technology, Inc., ("Agile"), a Pennsylvania business corporation with its office at 3500 W. 4th Street Williamsport, PA 17701; WLP Associates Ltd. ("WLP"), a Pennsylvania business corporation, with offices at 3500 W, 4th Street, Williamsport, PA 17701 and Agile Investment Corporation ("AIC") with office at 3500 W. 4th Street Williamsport, PA 17701.

WHEREAS the above named parties entered into an Agreement dated December 4, 1995, a copy of which is attached as Exhibit A., (the "December, 1995 License Agreement") which provided for technology licensing between LEEP and Agile, planned business associations between the Parties, and creation of a related Company, Agile Investment Corporation ("AIC"), which was intended to undertake certain financial support activities thereunder; and

WHEREAS certain activities where undertaken under the December, 1995 License Agreement, whereby technology was developed and enhanced by Agile, and LEEP developed additional technology and enhancements; and

WHEREAS WLP, LEEP AIC and Agile have determined that AIC is not likely to effectively carry out its purposes and have resolved in a separate instrument to dissolve and eliminate AIC in two stages. The first step consists of immediate return to LEEP of 4,216,601 of its shares, which represents LEEP's pro-rata interest in AIC. The balance of 5,224,960 LEEP shares owned by AIC (subject to release of 1.4 million LEEP shares pledged by AIC to creditors out of the 5,224,960 total LEEP shares held by AIC) will be returned to LEEP for cancellation pro-rata to the Option granted herein for LEEP's purchase of Agile shares being exercised up to $4,000,000 for 14% of the outstanding shares of Agile, equal to respectively, 5,224,960 LEEP shares held by AIC and 17,231 Agile shares. Should all $4,000,000 not be invested, LEEP shall receive pro-rata return of 5,224,960 LEEP shares and pro-rata additional equity ownership of Agile, e.g., should LEEP only invest $2,000,000, it will receive 7% additional equity ownership of Agile and return of 2,612,480 shares of LEEP stock. If LEEP completes the full $4,000,000 phase of its intended investment, AIC shall be dissolved; and

WHEREAS the future of LEEP's share dilution is unknown relative to its new financial role, the Parties agree that any shares remaining escrowed in Spokane, WA which are left over from the original 443,054 escrow, per the December 4, 1995 Agreement shall be returned to LEEP immediately following closing of this Agreement and the escrow closed; and

WHEREAS WLP, Agile and LEEP have determined that the December 1995, License Agreement, is not an effective method to carry out their business objectives, and they wish to terminate that Agreement in its entirety, except that LEEP shall, as consideration for its entering into this Agreement and benefits it provided Agile under the previous Agreement, retain any shares of Agile to which it was entitled under that Agreement. This new Agreement is intended to solely govern the rights, duties and obligations between the Parties hereto and AIC ; and

WHEREAS LEEP owns certain patent filings, an issued patent, other proprietary technology, and expertise in connection with the development of cellular concrete, magnesium based concrete and similar materials for use in the manufacture of certain Building Products and LEEP has developed, independently with outside investors support, a new panel product known as "Structural Core"; and Agile has developed certain other products known as "Agile Products" and

NOW THEREFORE in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency thereof being hereby acknowledged, the parties hereby agree as follows:

1.       Technology License

         Agile shall have a non-exclusive license to utilize for the purposes of manufacture and sale, the LEEP technology described in Exhibit C hereto, within a radius of 500 miles of Williamsport, PA. Said license shall only be available so long as Agile shall effectively, commercially use said LEEP Technology. LEEP Technology licensed hereunder shall not, without the express consent of LEEP, for consideration deemed adequate thereto, be sublicensed by Agile;

         LEEP shall have the right to license the Agile Product under the same terms and conditions as above (A), except the territory available shall be any place outside a 500 mile radius of any Agile manufacturing facility.

 2.      Products

         Only products shown in Exhibit A and B are covered by this Agreement, the "Covered Products". There are no other products known by the parties to be under consideration as of the date of this Agreement.

3.       Sales Territory:

         Both LEEP and Agile shall have the right to sell their respective products worldwide.

4.       Ownership of the Technology, Products, Designs and Enhancements

         Each Company shall own its own technology, designs and enhancements previously developed thereby under the December 1995, License Agreement.

5.       Sub-Licensing Rights

         Subject to the license provisions contained in Section 1 hereof, Agile and LEEP shall not have the right to sub-license the others products and/or technology to other parties.

6.       Option

         6.1 Agile hereby grants to LEEP an option from the date of this Agreement until December 31, 1997, to purchase 14% of Agile's common shares for $4,000,000 (the "Option"). In the event, $1,000,000 has been invested or caused to be invested by LEEP by December 31, 1997, this option shall be automatically extended to December 31, 1998.

         6.2 Agile shall not, without the consent of LEEP, for the term of the Option, create or permit to be created any other class of shares except for common shares, one class.

         6.3 During the Term of the Option, as of the time the option is exercised to the aggregate level of $100,000, at the option of LEEP, LEEP shall have the right to elect the majority of the members of the Board of Directors of Agile, notwithstanding the relative share ownership of LEEP in Agile which shall remain three (3) in number. LEEP shall be required by WLP to submit the name and credentials of the director it elects and WLP shall have 5 days to examine the credentials and meet the director personally prior to his election for WLP approval. WLP's approval shall not be unreasonably withheld in the event, a director's performance is questioned by either LEEP or WLP, such director can be replaced by WLP or LEEP giving 10 day notice to the other party partitioning the director's replacement. In the event, 5 day approval cycle, as described above, will be followed.

         Based on Agile becoming profitable at an average monthly sales rate in excess of $1 million for 3 consecutive months, WLP shall have the right to elect a majority of the Agile Board of Directors.

         To effect the changes contemplated in AIC, release of LEEP shares, issuance's of Agile shares under the option and related corporate matters and electing the two directors per the terms of this agreement, LEEP shall be given an irrevocable proxy coupled with an interest.

         6.4 As LEEP exercises the Option granted hereby, WLP shall cause AIC, or its successors or assigns, as the case may be, to release to LEEP, pro-rata, the 5,224,960 remaining shares of LEEP, subject to release of any LEEP shares pledged by AIC, prior hereto to third parties which were issued to AIC under the December, 1995, License Agreement (the other 4,216,601 shares held thereby already having been earlier returned) at a rate equivalent to one share for every $.7656 LEEP invests in the Option, so that when $4,000,000 has been invested pursuant to the Option, all of the 5,224,960 LEEP shares held by AIC shall have been returned, or as to pledged shares, shall be returnable when the conditions of pledge have been satisfied and AIC dissolved.

         No LEEP shares held by AIC can be returned to LEEP until specific obligations are satisfied which release such shares from any outstanding pledges.

         The Escrow Agent holding the AIC's LEEP shares should be instructed to release 7,656 LEEP shares to LEEP for each $10,000 invested or caused to be invested in Agile by LEEP out of "Free Shares", i.e., shares which are free of specific pledges.

         6.5 LEEP shall retain the 43,077 shares of Agile which it acquired under the December 1995, License Agreement notwithstanding the extent or whether LEEP exercises any part of the Option granted herein.

         6.6 WLP shall give AIC, or its successors, a pledge with respect to its 5,224,960 remaining shares of LEEP which are subject to this option, said pledge to be in favor of LEEP to secure the delivery of LEEP shares with this option. Shares are to be legended accordingly.

         6.7 During the term of the option, as of the time the option is exercised to the aggregate level of $100,000, no Agile equities or convertible securities may be sold or committed to be sold at prices below $285,714 per one percent (1%) of Agile's outstanding stock, unless the term of said investment satisfies the terms and conditions described in Exhibit "I" ("Eligible Investment").


7.       Representations and Warranties of LEEP

         LEEP hereby represents and warrants as follows:

         7.1     Organization and Standing; Articles and Bylaws

                 LEEP is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Oregon and is in good standing under such laws.

         7.2     Corporate Power

                 LEEP has all requisite legal and corporate power to enter into this Agreement, and to carry out and perform its obligations under the terms of this Agreement.

         7.3     Authorization to enter in to this Agreement.

                 All corporate actions required on the part of LEEP's officers and directors have been taken, or will be taken, for: the execution, delivery, and performance required under this agreement.

8. Representations and Warranties of Agile, and WLP and Restrictions on Transfer Imposed by the Securities Act of 1933.


         8.1     Organization and Standing; Articles and Bylaws

                 Agile is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Pennsylvania and is in good standing under such laws. Agile has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.


         8.2     Corporate Power.

                 Agile has all requisite legal and corporate power to enter into this Agreement, to issue the Common Stock hereunder and to carry out and perform its obligations under the terms of this Agreement.

         8.3     Capitalization

                 The authorized Stock of Agile is 1,000,000 shares of No Par common stock and no shares of Preferred stock. 80,000 Shares of Common are outstanding and zero (0) shares of Preferred are outstanding. There are no additional covenant warrants, options or other agreements outstanding for purchase of Agile stock.

         8.4     Authorization to enter in to this Agreement.

                 All corporate actions on the part of Agile, its officers, directors and shareholders necessary for (I) the grant of Option and issuance of the Common Stock pursuant hereto to the Option granted hereunder and (ii) the execution, delivery, and performance by Agile of this Agreement, have been taken. This Agreement is a valid and binding obligation of Agile, enforceable in accordance with it's terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies.

         8.5     Title to Properties and Assets; liens, etc.

                 Agile has good and marketable title to its respective properties and assets, and good title to all its leasehold estates, in each case, subject to no mortgage, pledge, lien, including labor and material liens, encumbrance, or charge, other than resulting from taxes which have not yet become delinquent and minor liens and encumbrances which do not in any case materially detract from the value of the property subject hereto or materially impair the operations of Agile, and which have not arisen otherwise than in the ordinary course of business, except as shown in Attachment 3.

         8.6     Compliance with Other Instruments

                 Agile is not in violation of any term of its Articles of Incorporation or Bylaws. Agile is not in violation in any respect of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule, or regulation applicable to Agile by which it is bound or to which its properties are subject. The execution, delivery and performance or this Agreement and the issuance and sale of the Common Stock, will not result in any such violation, will not accelerate performance under the terms of any agreement or constitute an event that will result in a default under any such term or agreement, and will not result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Agile pursuant to any such term; and there is no such term which adversely affects the of its properties or assets.


         8.7     Litigation

                 No action, suit, proceeding or investigation is pending or threatened by Agile except as shown in attachment 4. nor is there any basis therefore. No action, suit, proceeding or investigation is pending or threatened against Agile, nor, to the best of its knowledge, is there any basis therefore.

         8.8     Governmental Consent

                 No consent, approval, or authorization or designation, declaration, or filling with any governmental authority on the part of Agile is required in connection with the valid execution and delivery of this Agreement.

         8.9     Financial Statements

                 Agile has delivered to LEEP a statement of financial condition as of the date of execution of this agreement; said financial statement is warranted to accurately represent the financial status as of the date hereof of Agile. Agile shall provide financial statements to LEEP throughout the period of the Option on a not less than quarterly basis and on the occurrence of any material event.

         8.10    Disclosure

                 All representations herein by Agile, do not contain any untrue statement of a material fact and do not omit to state a fact that would be material to an investment by a prudent person, or would be misleading. There is, to the best of Agile's knowledge, no fact that materially adversely affects the business, prospects, condition, affairs, or operations of Agile or any of its properties or assets that has not been set forth in this Agreement.

                 WLP and Agile shall have a continuing obligation throughout the period of the Option to continuously disclose to LEEP any facts material to the business and operations of Agile and WLP that would be material to a prudent investor and not to omit to state any facts that would be material or would make other facts disclosed misleading; any offering materials which may be used by LEEP may be submitted to Agile and WLP; in the event such materials are so submitted, WLP and Agile shall have an affirmative obligation hereunder to review said materials as they may apply Agile operations, prospects, financial conditions or otherwise as an investment pursuant to the Option, and shall inform the Board of Directors of LEEP in writing promptly thereafter if, in the opinion of Agile or WLP additional or different statements should be made as to Agile thereunder in order that said statements or omissions would not be inadequate or misleading to a prudent investor.

         8.11    Diligence Representations

                 (a) During the negotiation of the transaction contemplated herein, LEEP and their representatives are represented by WLP and Agile to have been afforded full and free access to the corporate books, financial statements, records, contracts, documents, and other information concerning WLP and Agile and their officers and business operations, financial condition, assets, liabilities and other relevant matters

                 (b) Neither Agile, nor any of its agents or employees, have acted as an agent of LEEP. Agile was informed by LEEP that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing additional Common Stock of Agile.

                 WLP represents it has conducted adequate due diligence on LEEP.

         8.12 WLP warrants that neither LEEP, its directors or officers have any responsibilities to WLP investors, nor are they in any way involved in representing WLP to WLP investors.

9.  New Capital and Capital Distribution

         9.1 LEEP is in the process of developing an offering circular for a public offering of its common shares of up to $10,000,000 from time to time, and short-term/intermediate-term development of bridge capital.

         9.2 LEEP intends to provide as a use of the proceeds therefrom, a portion estimated at 40% thereof to exercise the Option granted to LEEP in section 6 herein; subject to State and Federal Securities regulatory approval, and LEEP being satisfied that general business conditions and the financial and business conditions of LEEP and Agile are such that exercise thereof is a prudent exercise of the business judgment of LEEP.

         9.3 Agile and WLP agree that Agile shall, during any period in which the Option is granted to LEEP, maintain the business affairs of Agile in such a fashion that it shall not be in default to the Northern Central bank or other creditors, including employees. In the event that this shall require that a portion of any of the proceeds to be received by Agile pursuant to the Option be applied therefor, Agile shall so inform LEEP prior thereto.

         9.4 To strengthen the capital structure of Agile, after distribution of 4,216,661 LEEP referred to in section 6.5, shares out of AIC to LEEP, AIC shares held by LEEP shall be canceled and WLP agrees to make AIC a wholly owned subsidiary of Agile.

10. Miscellaneous

         10.1    Waivers and Amendments

                 This Agreement may be changed, waived, discharged, or terminated only by a statement in writing signed by LEEP, WLP, and Agile.

         10.2    Governing Law.

                 This Agreement shall be governed in all respects by the laws of the Commonwealth of Pennsylvania.

         10.3    Survival

                 The representations, warrants, covenant, and agreements made herein shall survive the execution of this Agreement.

         10.4    Successors and Assigns

                 Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto, provided, however, that no party to this Agreement shall have the right to assign this Agreement or any right, duty or obligation hereunder, without the express written consent of all other parties hereto, which consent shall not be unreasonably withheld.

         10.5    Entire Agreement

                 This Agreement, the exhibits to this Agreement and any other documents delivered pursuant to this Agreement constitute the full and entire understanding and agreement between the parties with respect to the subjects hereof, and supersedes any and all commitments or other understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement.

         10.6    Notices.

                 All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by certified or registered mail, postage prepaid, return receipt requested, addressed (a) if to Agile, or WLP at the address set forth at the beginning of this Agreement, or at such other address as shall have been furnished by LEEP to Agile, and WLP in writing; (b) if to LEEP, at its address set forth at the beginning of this Agreement or at such other address as Agile, and WLP shall have furnished to LEEP.

         10.7    Impossibility

                 In case any provision of this Agreement shall be declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         10.8    Signatures

                 This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Signature by telefax is legally binding.

         10.9    Delays or Omissions

                 It is agreed that no delay or omission to exercise any right, power, or remedy accruing to LEEP, WLP, or Agile upon any breach or default under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of either LEEP, WLP or Agile of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, or by law, or otherwise afforded to LEEP, WLP or Agile, shall be cumulative and not alternative.

         10.10   Disputes

                 The Parties hereto hereby confer jurisdiction and venue with respect to any matter which may arise hereunder on the Superior Court, King County, State of Washington, said County being the location of administrative offices of LEEP, and further agree that said Court shall have jurisdiction over the Parties hereto in all respects as if all the Parties hereunder were located in King County Washington and all transactions which may arise hereunder had occurred in King County Washington. Any dispute involving sums under $1 million will be submitted under the rules of the American Arbitration Association to binding arbitration, settled through arbitration.

         10.11   Anti - Dilution

                 Except as specified in Section 6.7 herein, Agile shall not, during the term of this agreement, or thereafter, cause or permit to be caused any stock issue, stock split, reclassification or similar transaction which would have the effect of diluting the interest of LEEP in Agile by issuing stock at prices less than the Option price without the consent of LEEP, as long as LEEP owns at least 20% of Agile.


11.0 The Parties agree to create administer and execute any documents required to perfect the performance of this Agreement including updating of attachments hereto as required.

12.0 The Parties understand that this Agreement is binding. The Parties, however, agree to examine and negotiate in good faith, certain provisions of this Agreement as shown in Exhibit "E" and "G" hereto. It is agreed that examination, and negotiation of the "E" items must be completed by March 15, 1997 and all such changes be embodied in a "schedule of changes" agreed to by the parties hereto, and which cross-references to the specific contract provisions. With respect to the "G" items, it is agreed that: 1) employment contract and 2) Back Salary Agreement per "G" Exhibit will be completed, and effective by March 15, 1997. No changes shall be made after March 15, 1997, and Employment Agreements and back salary Agreements shall not be changed after March 15, 1997 during the term of this Option. The said schedule pertaining to "E" items shall be completed, signed, and attached to this Agreement as Exhibit "H". Back salary Agreements and Employment Contracts need not accompany this Agreement but must be completed and official for investor examination by March 15, 1997.

In witness whereof, and intending to be legally bound, the parties have executed this agreement as of the day and year first above written.



-------------------------------------
LEADING-EDGE EARTH PRODUCTS, INC.



-------------------------------------
AGILE BUILDING TECHNOLOGY, INC.,



-------------------------------------
WLP ASSOCIATES, LTD



-------------------------------------
AGILE INVESTMENT CORPORATION



-------------------------------------
GRANT RECORD, INDIVIDUAL



-------------------------------------
AGILE INVESTMENT CORPORATION